                                March 28, 2001


DEAR STOCKHOLDER:

     We cordially invite you to attend World Airways' Annual Meeting of Stockholders to be held on Tuesday, May 1, 2001. Enclosed are a proxy statement, a form of proxy, and an annual report to Stockholders. The meeting will commence at 9:00 a.m. at the Wyndham Peachtree Conference Center, 2443 Highway 54 West, Peachtree City, Georgia 30269.

     At the meeting we will ask Stockholders (i) to elect three persons to serve your Company as members of its Board of Directors; and (ii) to ratify the selection of KPMG LLP as your Company's independent certified public accountants for the year ending December 31, 2001.

     We value your participation and encourage you to vote your shares on the matters expected to come before the Annual Meeting. Please follow the instructions on the enclosed proxy to ensure representation of your shares at the meeting.

                              Sincerely,



                              HOLLIS L. HARRIS
                              Chairman of the Board of Directors
                              and Chief Executive Officer

                             WORLD  AIRWAYS,  INC.

                                 HLH Building
                                101 World Drive
                        Peachtree City, Georgia  30269

                 NOTICE  OF  ANNUAL  MEETING  OF  STOCKHOLDERS

                            TO BE HELD MAY 1, 2001

TO THE STOCKHOLDER ADDRESSED:

     World Airways, Inc. (the "Company") will hold its Annual Meeting of Stockholders at 9:00 a.m., on May 1, 2001, at the Wyndham Peachtree Conference Center, 2443 Highway 54 West, Peachtree City, Georgia 30269, for the following purposes:

     1. To elect three Class III Directors to serve until the 2004 annual meeting of stockholders, and thereafter until their successors have been duly elected and qualify;

     2. To ratify the selection of KPMG LLP as the Company's independent certified public accountants for the year ending December 31, 2001; and

     3. To act upon such other matters as may properly come before the meeting.

     The record date for the determination of stockholders entitled to vote at the meeting is March 2, 2001, and only stockholders of record at the close of business on that date will be entitled to vote at the meeting and any adjournment thereof.

     Whether or not you plan to attend the stockholders' meeting, please follow the instructions on the enclosed proxy to ensure representation of your shares at the meeting. You may revoke your proxy at any time prior to the time it is voted.

Herndon, Virginia             By Order of the Board of Directors,
March 28, 2001


                              CATHY SIGALAS
                              Secretary

                              WORLD AIRWAYS, INC.

                                 HLH Building
                                101 World Drive
                        Peachtree City, Georgia  30269

                               PROXY  STATEMENT

     This proxy statement is being furnished to stockholders in connection with the solicitation of proxies by the Board of Directors of World Airways, Inc. (the "Company") for use at the Company's 2001 Annual Meeting of Stockholders, to be held at 9:00 a.m., on Tuesday, May 1, 2001, and any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders and described in detail herein. The meeting will be held at the Wyndham Peachtree Conference Center located at 2443 Highway 54 West, Peachtree City, Georgia 30269.

     All properly executed proxies will be voted in accordance with the instructions given thereby. If no choice is specified, proxies will be voted for the election to the Board of Directors of the three persons named elsewhere in this proxy statement; and in favor of the appointment of KPMG LLP as the Company's independent certified public accountants. Any proxy may be revoked by the person giving it at any time before it is exercised by giving written notice to that effect to the Secretary of the Company or by signing a later-dated proxy. Stockholders who attend the meeting may revoke any proxy previously given and vote in person.

     This proxy statement and the accompanying proxy card will be first mailed to the stockholders on or about March 28, 2001. The cost of the solicitation will be borne by the Company.


                              PURPOSE  OF  MEETING

     At the meeting, the Board of Directors will ask stockholders (1) to elect three Class III Directors to serve until the 2004 annual meeting of stockholders, and thereafter until their successors are duly elected and qualify, and (2) to ratify the selection of KPMG LLP as independent certified public accountants for the Company for the year ending December 31, 2001. In addition, the stockholders will act upon such other matters as may properly come before the meeting.

     There will also be an address by the Chairman of the Board of Directors and Chief Executive Officer of the Company, and a general discussion period during which stockholders will have an opportunity to ask questions about the Company's business.

                                     VOTING

     Only holders of record of the Company's outstanding Common Stock at the close of business on March 2, 2001 (the "record date"), will be entitled to vote at the meeting. On the record date, 9,846,854 shares of Common Stock were outstanding and entitled to be voted.

     Shares of Common Stock represented by proxies that are properly executed and returned to the Company will be voted at the meeting in accordance with the stockholders' instructions contained in such proxies. Where no such instructions are given, proxy holders will vote such shares in accordance with the recommendations of the Board of Directors. The proxy holders will also vote such shares at their discretion with respect to such other matters as may properly come before the meeting. The Company does not know of any matters to be acted upon at the meeting other than the two matters described in this proxy statement.

     A quorum at the meeting will consist of the presence, in person or by proxy, of the holders of a majority of the shares of Common Stock issued and outstanding on the record date and entitled to vote at the meeting. Cumulative voting in the election of Directors is not allowed. Each holder of shares of Common Stock issued and outstanding on the record date shall be entitled to one vote for each share owned by such holder (1) for the election of each of three Class III Directors, (2) on the Board of Directors' selection of the Company's independent certified public accountants for 2001, and (3) on each other matter to properly come before the meeting. At the meeting, in accordance with the Company's charter documents and Delaware law, the stockholders, by a plurality of the votes cast, shall elect Class III Directors and, by a majority of the voting power of the shares present and entitled to be voted, shall transact such other business as shall be properly brought before them. Accordingly, the three Class III Director nominees receiving the greatest number of votes will be elected, abstentions will be disregarded in the election of Directors and will be counted as "no" votes on each matter other than the election of Directors, and broker non-votes will be disregarded and will have no effect on the outcome of any vote.


                                  THE  COMPANY

     The Company is a U.S. certificated airline, founded in 1948. It provides long-range domestic and international supplemental air transportation service, for both passengers and cargo, to the United States government, international air carriers, tour operators, major international freight forwarders, and cruise ship companies.

     SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

PRINCIPAL STOCKHOLDERS

  The following table sets forth information, as of March 2, 2001, with respect to each person who is known to the Company to be the beneficial owner of more than five percent of the Company's Common Stock, $.001 par value per share, its only class of voting securities:

                                                                             SHARES BENEFICIALLY       PERCENT OF CLASS
NAME OF BENEFICIAL OWNER                ADDRESS OF BENEFICIAL OWNER                OWNED/1/                 OWNED/1/
------------------------------------------------------------------------------------------------------------------------
Naluri Berhad f/k/a Malaysian      Wing On Center, 25th Floor                           1,217,000(2)                12.3%
 Helicopter Services Berhad        1111 Connaught Road
 ("Naluri")                        Central Hong Kong
------------------------------------------------------------------------------------------------------------------------
The Boeing Company                 7755 E. Marginal Way South                           1,000,000(3)                 9.2%
                                   Seattle, WA  98108
------------------------------------------------------------------------------------------------------------------------
International Lease Finance        1999 Avenue of the Stars, Suite 3900                 1,000,000(4)                 9.2%
 Corporation, National Union       Los Angeles, CA  90067
 Fire Insurance Company of
 Pittsburgh, Pa., and American
 International Group, Inc.
------------------------------------------------------------------------------------------------------------------------
Hollis L. Harris                   101 World Drive                                        669,715(5)                 6.5%
                                   Peachtree City, GA  30269
------------------------------------------------------------------------------------------------------------------------
Lonestar Partners, L.P. and        735 Montgomery Street, Suite 400                       561,076(6)                 5.4%
Jerome L. Simon                    San Francisco, CA  94111
------------------------------------------------------------------------------------------------------------------------

____________________________
1 In setting forth this information, the Company has relied upon its stock and convertible subordinated debenture transfer records, to the extent available to the Company without unreasonable effort or expense, and upon Schedule 13D and Schedule 13G filings of, and other information provided by, the persons listed. Beneficial ownership is reported in accordance with Securities and Exchange Commission ("SEC") regulations and therefore includes shares of the Company's Common Stock which may be acquired within 60 days after March 2, 2001, upon the exercise of outstanding stock options and warrants and the conversion of outstanding convertible subordinated debentures. Shares of Common Stock issuable upon the exercise of such options and warrants, and the conversion of such debentures, are deemed outstanding for purposes of computing the percentage of Common Stock owned by the beneficial owner thereof listed in the table, but are not deemed outstanding for purposes of computing the percentage of outstanding Common Stock owned by any other stockholder. Except as otherwise stated below, all shares are owned directly and of record, and each named person has sole voting and investment power with regard to the shares shown as owned by such person. For each shareholder, Percent of Class Owned is based on the 9,846,854 shares of Common Stock issued and outstanding on March 2, 2001 plus any shares which may be acquired by the shareholder within 60 days after March 2, 2001.

2 As reported in a Schedule 13D dated October 12, 1995, filed with the SEC, as reduced by 773,000 shares of Common Stock sold by Naluri to the Company on January 23, 1998.

3 Includes 1,000,000 shares underlying immediately exercisable Common Stock purchase warrants.

4 As reported in a Schedule 13G filed with the SEC on August 30, 1999. Includes 1,000,000 shares underlying immediately exercisable Common Stock purchase warrants held of record by International Lease Finance Corporation. The other two beneficial owners of the shares are its parent and ultimate parent, respectively.

5   As reported in a Schedule 13G filed with the SEC on February 20, 2001.

6 As reported in a Schedule 13G filed with the SEC on May 19, 1999, which states that 100,400 shares of Common Stock and debentures convertible into an additional 460,676 shares of Common Stock are held of record by Lonestar Partners, L.P., an investment limited partnership for which Mr. Simon serves as general partner and investment adviser.

DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth information, as of March 2, 2001, with respect to the beneficial ownership of the Company's Common Stock, $.001 par value per share, its only class of voting securities, by (a) each Director and nominee for Director of the Company; (b) each individual serving as chief executive officer of the Company during 2000; (c) each of the named executive officers of the Company; and (d) all Directors and executive officers of the Company as a group:

                                                                             SHARES BENEFICIALLY      PERCENT OF CLASS
      NAME OF BENEFICIAL OWNER                       CAPACITY                       OWNED/1/               OWNED/1/
-----------------------------------------------------------------------------------------------------------------------
Hollis L. Harris                        Director and Chief Executive                     669,715(2)           6.5%
                                        Officer
-----------------------------------------------------------------------------------------------------------------------
Daniel J. Altobello                     Director                                          85,475(3)             *
-----------------------------------------------------------------------------------------------------------------------
A. Scott Andrews                        Director and Nominee for Director                 89,587(4)             *
-----------------------------------------------------------------------------------------------------------------------
Joel  H. Cowan                          Director and Nominee for Director                 96,887(5)             *
-----------------------------------------------------------------------------------------------------------------------
Gen. Ronald R. Fogleman                 Director                                          65,248(6)             *
-----------------------------------------------------------------------------------------------------------------------
Lim Kheng Yew                           Director                                          14,587(7)             *
-----------------------------------------------------------------------------------------------------------------------
Wan Malek Ibrahim                       Director and Nominee for Director                 14,587(7)             *
-----------------------------------------------------------------------------------------------------------------------
Russell L. Ray, Jr.                     Director                                         244,963(8)           2.4%
-----------------------------------------------------------------------------------------------------------------------
Peter M. Sontag                         Director                                          63,222(9)             *
-----------------------------------------------------------------------------------------------------------------------
A. Gilbert Morgan, Jr.                  Named Executive Officer                         228,273(10)           2.3%
-----------------------------------------------------------------------------------------------------------------------
Gilberto M. Duarte, Jr.                 Named Executive Officer                          70,654(11)             *
-----------------------------------------------------------------------------------------------------------------------
Randy J. Martinez                       Named Executive Officer                          52,557(12)             *
-----------------------------------------------------------------------------------------------------------------------
Cathy Sigalas                           Named Executive Officer                         128,683(13)           1.3%
-----------------------------------------------------------------------------------------------------------------------
Directors and Executive                                                               1,822,898(14)          16.9%
Officers as a Group (13 persons)
-----------------------------------------------------------------------------------------------------------------------

_____________________________
* Individual is the beneficial owner of less than one percent (1%) of the Company's outstanding Common Stock.
1 In setting forth this information, the Company has relied upon its stock and convertible subordinated debenture transfer records and upon Schedule 13D and Schedule 13G filings of, and other information provided by, the persons listed. Beneficial ownership is reported in accordance with SEC regulations and includes shares of Common Stock which may be acquired within 60 days after March 2, 2001, upon the exercise of outstanding stock options and warrants and the conversion of outstanding convertible subordinated debentures. Shares of Common Stock issuable upon the exercise of such options and warrants, and the conversion of such debentures, are deemed outstanding for purposes of computing the percentage of outstanding Common Stock owned by the beneficial owner thereof listed in the table, but are not deemed outstanding for purposes of computing the percentage of outstanding Common Stock owned by any other stockholder. Except as otherwise stated below, all shares are owned directly and of record, and each named person has sole voting and investment power with regard to the shares shown as owned by such person. For each shareholder, Percent of Class Owned is based on the 9,846,854 shares of Common Stock issued and outstanding on March 2, 2001 plus any shares which may be acquired by the shareholder within 60 days after March 2, 2001.

2 Consists of (i) 400,000 shares of Common Stock issuable to Mr. Harris upon the exercise of options granted and (ii) 269,715 shares which he owns directly.

3 Consists of (i) 9,695 shares of Common Stock issuable to Mr. Altobello upon the exercise of options granted and (ii) 75,780 shares which he owns directly.

4 Consists of (i) 14,587 shares of Common Stock issuable to Mr. Andrews upon the exercise of options granted, (ii) 75,000 shares of Common Stock which he owns directly and (iii) 16,235 shares owned by his spouse as to which he disclaims beneficial ownership.

5 Consists of (i) 3,047 shares of Common Stock issuable to Mr. Cowan upon the exercise of options granted and (ii) 93,840 shares of Common Stock which he owns directly.

6 Consists of (i) 9,695 shares of Common Stock issuable to General Fogleman upon the exercise of options granted and (ii) 55,553 shares of Common Stock which he owns directly.

7 Consists of 14,587 shares of Common Stock issuable to each of Mr. Lim and Mr. Malek upon the exercise of options granted.

8 Consists of (i) 160,000 shares of Common Stock issuable to Mr. Ray upon the exercise of options granted and (ii) 84,963 shares of Common Stock which he owns directly.

9 Consists of (i) 14,587 shares of Common Stock issuable to Mr. Sontag upon the exercise of options granted and (ii) 48,635 shares of Common Stock which he owns directly.

10 Consists of (i) 200,000 shares of Common Stock issuable to Mr. Morgan upon the exercise of options granted and (ii) 28,273 shares of Common Stock which he owns directly.

11 Consists of (i) 40,000 shares of Common Stock issuable to Mr. Duarte upon the exercise of options granted and (ii) 30,654 shares of Common Stock which he owns directly.

12 Consists of (i) 27,300 shares of Common Stock issuable to Mr. Martinez upon the exercise of options granted and (ii) 25,257 shares of Common Stock which he owns directly.

13 Consists of (i) 33,317 shares of Common Stock issuable to Ms. Sigalas upon the exercise of options granted, (ii) 95,366 shares of Common Stock which she owns directly and (iii) 1,784 shares of Common Stock held for her benefit in the Company's 401(k) plan.

SECTION 16 (A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 (the "1934 Act") requires the Company's Directors and officers, and persons who own more than 10% of its Common Stock, to file with the SEC initial reports of ownership of the Company's equity securities and to file subsequent reports when there are changes in such ownership. To the Company's knowledge, based on information provided to the Company by such persons and solely on a review of the copies of such reports furnished to the Company, all such persons timely complied with the
Section 16(a) filing requirements during and with respect to the Company's 2000 fiscal year, except that each of the following present or former Directors filed one report reflecting either (a) grants of options exempted from the provisions of Section 16(b) of the 1934 Act or (b) the purchase of common stock in the market: A. Scott Andrews, Joel H. Cowan and Gordon C. McCormick.


                               BOARD OF DIRECTORS

     The Board of Directors of the Company is responsible for establishing broad
corporate policies and for the overall performance of the Company.   It has
established standing Executive, Audit, and Compensation Committees. There is no standing nominating or similar committee. During 2000, there were nine meetings of the Board of Directors of the Company, four meetings of the Executive Committee, four meetings of the Audit Committee, and three meetings of the Compensation Committee. During 2000, or the portion of 2000 during which each Director served, each Director except Dato' Wan Malek Ibrahim and Lim Kheng Yew attended at least 75% of the aggregate of (1) the total number of meetings of the Board of Directors and (2) the total number of meetings of all Committees of the Board on which he served.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Executive Committee may exercise all of the Board's power and authority when the Board is unable to meet, except that certain fundamental responsibilities, such as the declaration of dividends, are reserved to the Board. The members of the Executive Committee are Daniel J. Altobello, Hollis L. Harris, Dato' Wan Malek Ibrahim and Russell L. Ray, Jr.

     The Audit Committee recommends to the Board the firm to be selected each year as independent certified public accountants to the Company and auditors of the Company's financial statements. The Audit Committee also has responsibility for (i) reviewing the scope and results of the audit with the independent auditors, (ii) reviewing the Company's financial condition and results of operations with management and the independent auditors, (iii) considering the adequacy of the Company's internal accounting and control procedures and (iv) reviewing any non-audit services and special engagements to be performed by the independent auditors. The Audit Committee also reviews, at least once each year, the terms of all material transactions and arrangements between the Company and its affiliates. The members of the Audit Committee are A. Scott Andrews, Joel H. Cowan and Lim Kheng Yew. On June 1, 2000, the Board adopted a charter for the Audit Committee, a copy of which is attached to this Proxy Statement as Appendix A.

     The Compensation Committee reviews key employee compensation policies, plans, and programs; monitors performance and compensation of Company officers and other key employees; prepares recommendations and periodic reports to the Board concerning such matters; and administers the Company's various compensation plans. The members of the Compensation Committee are A. Scott Andrews, General Ronald R. Fogleman and Peter M. Sontag.

COMPENSATION OF MEMBERS OF THE BOARD AND COMMITTEES

     Directors who are not also executive officers of the Company or of an affiliate of the Company ("Non-Affiliate Directors") receive $25,000 annually for serving on the Board of the Company, which amount is paid quarterly in advance. Chairmen of Board Committees also receive compensation in the amount of $5,000 per year for such service as Committee Chair. Non-Affiliate Directors are reimbursed for usual and ordinary expenses of meeting attendance. The Company has adopted a Non-Employee Directors' Stock Option Plan (the "Directors' Plan"), pursuant to which each new Non-Affiliate Director, upon election or appointment to the Board of Directors of the Company, is granted options to purchase 10,000 shares of Common Stock. On the third anniversary of the initial award, each such Director will be granted an option to purchase an additional 5,000 shares of Common Stock. Options granted under the Directors' Plan become exercisable in equal monthly installments during the 36 months following the award, as long as the person remains a Director of the Company. The exercise price of all such options is the average closing price of the Common Stock during the 30 trading days immediately preceding the date of grant. Up to 250,000 shares of Common Stock may be issued under the Directors' Plan, subject to certain adjustments.


                    MATTER  NO.  1 - ELECTION  OF  DIRECTORS

     The Company's Board of Directors is divided into three classes. Members of each class serve staggered terms. At the meeting for which proxies are being solicited, three Class III Directors will be elected to serve until the 2004 Annual Meeting of Stockholders, and thereafter until their successors are duly elected and qualify. Daniel J. Altobello, Hollis L. Harris, General Ronald R. Fogleman, Lim Kheng Yew, Russell L. Ray, Jr. and Peter M. Sontag will continue in office as Directors after the meeting.

     Unless otherwise directed by the persons giving proxies, the proxy holders intend to vote all shares for which they hold proxies for the election of A. Scott Andrews, Joel H. Cowan and Dato' Wan Malek Ibrahim, nominees for Class III Directors. Although it is not contemplated that any nominee will decline or be unable to serve, if either occurs prior to the meeting, the Board will select a substitute nominee.

                              CLASS III DIRECTORS
      TERMS OF OFFICE EXPIRING AT THE 2001 ANNUAL MEETING OF SHAREHOLDERS

----------------------------------------------------------------------------------------------------------------------
NAME AND AGE                               BUSINESS EXPERIENCE
----------------------------------------------------------------------------------------------------------------------
A. Scott Andrews, 42                      Mr. Andrews has been a Director of the Company since June 1992.  Since May
                                          1994, he has been a founder and managing partner of Winston Partners, a private  investment firm, and a director of several privately held companies.
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Joel H. Cowan, 64                         Mr. Cowan has been a Director of the Company since March 2000.  Since May,
                                          1984, he has been chairman of Habersham & Cowan, Inc., a private service and investment firm.  He is a director of several privately held companies and is a former director of Continental Airlines, Inc., Interstate General
                                          Company, LP, and IRT Property Co., reporting companies under the Securities
                                          Exchange Act of 1934 (a "reporting company").  He is Chairman of the
                                          Georgia Regional Transportation Authority and a director of The Community
                                          Foundation for Greater Atlanta.
----------------------------------------------------------------------------------------------------------------------
Dato' Wan Malek Ibrahim, 53               Dato' Wan Malek Ibrahim has been a Director of the Company since February
                                          1994.  He is also a director of Naluri, an affiliate of the Company, and of
                                          KYM Holdings Berhad, an industrial paper manufacturer.
----------------------------------------------------------------------------------------------------------------------

                               CLASS I DIRECTORS
      TERMS OF OFFICE EXPIRING AT THE 2002 ANNUAL MEETING OF SHAREHOLDERS

----------------------------------------------------------------------------------------------------------------------
NAME AND AGE                             BUSINESS EXPERIENCE
----------------------------------------------------------------------------------------------------------------------
Daniel J. Altobello, 60                  Mr. Altobello has been a Director of the Company since March 1998.  Since
                                         October 1, 2000, he has been a private investor and active board member of several companies.  From September 1995 until October 2000, Mr. Altobello was the Chairman of Onex Food Services, Inc., the parent corporation of
                                         Caterair International, Inc. and LSG/SKY Chefs, the world's largest airline catering company.  From 1989 to 1995, Mr. Altobello served as chairman, president and chief executive officer of Caterair International Corporation.
                                         He is a director of American Management Systems, Inc., Colorado Prime Foods,
                                         Mesa Air Group, Inc. and Sodexho Marriott Services, Inc., all reporting companies, Friedman, Billings, Ramsey Group, Inc. a registered broker-dealer and reporting company, and several privately held companies.
----------------------------------------------------------------------------------------------------------------------
Hollis L. Harris, 69                     Mr. Harris has been Chairman of the Board of Directors and Chief Executive
                                         Officer since May 1999.  During May 1999, he also served as the Company's
                                         President.  From November 1998 to May 1999, he was chairman, president, and chief executive officer of HLH Corporation, a personal holding company, and from August 1996 to May 1998, he was chairman and chief executive officer of
                                         CalJet Airline, a development-stage airline.  From January 1993 to August
                                         1996, he was chairman, president, and chief executive officer of Air Canada, a major international air carrier. Previously he was chairman and chief executive officer of Air Eagle Holdings, an aviation consulting firm;
                                         chairman, president, and chief executive officer of Continental Airlines, and president and chief executive officer of Continental Holdings, Inc.; and
                                         director, president and chief operating officer of Delta Air Lines.
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Peter M. Sontag, 58                      Mr. Sontag has been a Director of the Company since February 1994.  He is the chairman and chief executive officer of 800 Travel Systems, Inc., an internet provider of low-priced travel related products and services.
                                         Previously he supplied strategic, travel, and automation consulting services to various national and international clients; was the founder, chairman and chief executive officer of USTravel, Inc.; and was chief executive officer of Sontag, Annis & Associates, Inc., a travel and computer consulting firm.
----------------------------------------------------------------------------------------------------------------------

                              CLASS II DIRECTORS
      TERMS OF OFFICE EXPIRING AT THE 2003 ANNUAL MEETING OF SHAREHOLDERS

----------------------------------------------------------------------------------------------------------------------
NAME AND AGE                               BUSINESS EXPERIENCE
----------------------------------------------------------------------------------------------------------------------
Ronald R. Fogleman, 59                    General Fogleman has been a Director of the Company since March 1998.  He retired from the United States Air Force on September 1, 1997 after 38 years of service.  On his final tour of duty, he served as Chief of Staff of the Air Force, a member of the Joint Chiefs of Staff, and military advisor to the Secretary of Defense, the National Security Council, and the
                                          President of the United States.  He is a director of Mesa Air Group, Inc., a reporting company, a trustee of Mitre Corporation, and a director of several other privately held airline and defense industry companies.
----------------------------------------------------------------------------------------------------------------------
Lim Kheng Yew, 50                         Mr. Lim has been a Director of the Company since February 1994.  For more than five years, he has been executive chairman of KYM Holdings Berhad, an industrial paper manufacturer, and a director of Naluri Berhad f/k/a
                                          Malaysian Helicopter Services Berhad, an affiliate of the Company, and of
                                          Technology Resources Industries Berhad, Malaysian investment firms.
----------------------------------------------------------------------------------------------------------------------
Russell L. Ray, Jr., 65                   Mr. Ray has been a Director of the Company since July 1993.  He was
                                          President and Chief Executive Officer from April 1997 to May 1999, and
                                          Chairman of the Board of Directors from June 1998 to May 1999.  From March
                                          1996 to April 1997, he was an aviation and aerospace consultant.
                                          Previously he was executive vice president of British Aerospace, Inc.;
                                          president and chief executive officer of Pan American World Airways; vice president and general manager of commercial marketing of McDonnell Douglas
                                          Corporation; president of Pacific Southwest Airlines; senior vice president of Eastern Airlines and director, Commercial Sales of Lockheed.
----------------------------------------------------------------------------------------------------------------------

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE WITH AUTHORITY FOR THE PROXY HOLDERS TO VOTE FOR THE NOMINEES NAMED ABOVE OR THEIR SUBSTITUTES AS SET FORTH HEREIN.

                  MATTER NO. 2 - RATIFICATION OF SELECTION OF
                  INDEPENDENT  CERTIFIED  PUBLIC  ACCOUNTANTS

     The Board of Directors has selected KPMG LLP to serve as the Company's independent certified public accountants and auditor for the year ending December 31, 2001. At the meeting for which proxies are being solicited, the Company will ask stockholders to ratify the Board's selection. KPMG LLP, which served in the same capacity in 2000, is expected to be represented at the meeting. A representative of KPMG LLP will have an opportunity to make a statement if the representative so desires and will be available to respond to appropriate questions.

     If the stockholders do not ratify the Board's selection, the Board of Directors will reconsider its action with respect to the appointment. Approval of the resolution, however, will in no way limit the Board's authority to terminate or otherwise change the engagement of KPMG LLP during the year ending December 31, 2001.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL.


                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On October 13, 2000, the Company entered into a lease agreement, as tenant, with Air Eagle Properties, LLC, for approximately 44,000 square feet of commercial office space in a building now under construction in Peachtree City, Georgia. The base rent is $20.00 per square foot per year with annual escalations of three percent. The Company intends to relocate its headquarters from Herndon, Virginia to this building in Peachtree City, Georgia in the second quarter of 2001. In anticipation of the move, half of the approximately 60,252 square feet of commercial office space in Herndon has been subleased and steps are being taken to sublease the rest. The term of the Peachtree City lease begins on May 1, 2001 and ends on April 30, 2016, with a single five-year renewal option. During the lease term, the Company is obligated to pay rent totaling approximately $16,367,044 ($23,645,930 if the renewal option is exercised) plus the ratable share of any increases in building operating expenses (including a five percent management fee) and taxes. The landlord gave a $1,100,000 tenant improvement allowance. To secure the Company's performance under the lease, on January 4, 2001, a deposit of $1,000,000 was made into an interest bearing escrow account maintained at Peachtree National Bank, Peachtree City, Georgia.

  On October 27, 2000, Air Eagle Properties, LLC borrowed $5,300,000 from Peachtree National Bank to finance the construction of the Peachtree City building. Under the lease, the Company subordinated its rights, as tenant, to the rights of the landlord's construction and permanent lenders. Under the construction loan documents, Air Eagle Properties, LLC secured its loan by an assignment of the Company's security deposit and future rent payments to Peachtree National Bank.

  Our Chairman, Chief Executive Officer, and more-than-five-percent beneficial shareholder, Hollis L. Harris, is managing member of Air Eagle Properties, LLC. He has advised that, directly or indirectly, he and his family owns 100% percent of the equity interest in Air Eagle Properties, LLC.

                               STOCK PERFORMANCE

     The Company completed an initial public offering of its Common Stock on October 5, 1995, and the Common Stock is traded on the Nasdaq SmallCap Market. The graph below compares the performance, since October 5, 1995, of an investment in the Common Stock and the Russell 2000 Index, the Dow Jones Airlines Index, and the Dow Jones Air Freight/Couriers Index. The comparison assumes that the value of the investment and of each index was $100 at October 5, 1995 and that all dividends were reinvested.

     There are significant differences between the business of the Company and those of the companies which comprise the above mentioned industry or line-of-business indices. These differences may lessen the comparability of the information presented. The Dow Jones Airlines Index components are large, scheduled, domestic airline carriers, while the Company is a smaller global airline and contract service provider with no scheduled service. The Dow Jones Air Freight/Couriers Index is heavily weighted by the market capitalization of freight and courier companies which have operations much larger than the Company's cargo operations.






                             EXECUTIVE COMPENSATION

     The following table sets forth information concerning the compensation for services rendered to the Company during the years ended December 31, 2000, 1999, and 1998 that was awarded to, earned by, or paid to the Company's Chief Executive Officer and each of the four other most highly compensated executive officers of the Company (collectively, the "named executive officers") during the year ending December 31, 2000:

                           SUMMARY COMPENSATION TABLE

                                                                                         LONG-TERM
                                                     ANNUAL COMPENSATION                   AWARDS
----------------------------------------------------------------------------------------------------------------------------
                                                                                      SHARES OF COMMON
                                                                                      STOCK UNDERLYING
                                                                                          OPTIONS             ALL OTHER
NAME                             YEAR            SALARY               BONUS               OPTIONS            COMPENSATION
----------------------------------------------------------------------------------------------------------------------------
Hollis L. Harris,                    2000            $180,769                  ---                  ---            $173,270(1)
  Chief Executive Officer            1999            $228,846                  ---            1,000,000            $  3,546(2)
   (from May 1999)                   1998                 ---                  ---                  ---                  ---

----------------------------------------------------------------------------------------------------------------------------

                                                                                             LONG-TERM
                                                     ANNUAL COMPENSATION                       AWARDS
----------------------------------------------------------------------------------------------------------------------------
                                                                                           SHARES OF COMMON
                                                                                           STOCK UNDERLYING       ALL OTHER
NAME                                YEAR             SALARY                 BONUS               OPTIONS          COMPENSATION
----------------------------------------------------------------------------------------------------------------------------
A. Gilbert Morgan, Jr.,              2000            $205,961                  ---                                 $ 19,221(3)
  Chief Operating Officer            1999            $128,942                  ---              500,000            $    135(4)
                                     1998                 ---                  ---                  ---                 ---
----------------------------------------------------------------------------------------------------------------------------
Gilberto M. Duarte, Jr.,             2000            $169,346                  ---              100,000            $ 20,218(5)
  Chief Financial Officer            1999            $185,000                  ---               65,000            $  4,374(6)
                                     1998            $ 69,711                  ---               35,000            $ 25,455(7)
----------------------------------------------------------------------------------------------------------------------------
Randy J. Martinez,                   2000            $157,992                  ---              113,000            $ 21,328(8)
  Chief Information Officer          1999            $129,520                  ---               62,000            $  1,998(9)
                                     1998                 ---                  ---                  ---                  ---
----------------------------------------------------------------------------------------------------------------------------
Cathy Sigalas,                       2000            $115,769                  ---               62,000            $62,820(10)
  General Counsel                    1999            $124,381                  ---               38,000            $ 3,520(11)
                                     1998            $ 86,862                  ---
----------------------------------------------------------------------------------------------------------------------------

1 Consists of (i) $4,039 in excess term life insurance premiums and (ii) $169,231 of salary foregone in exchange for Common Stock of the Company pursuant to an Employee Salary Exchange Program ("ESEP").

2    Consists of $3,546 in excess term life insurance premiums.

3 Consists of (i) $183 in excess term life insurance premiums and (ii) $19,038 of salary foregone in exchange for Common Stock of the Company pursuant to the ESEP.

4    Consists of $135 in excess term life insurance premiums.

5 Consists of (i) $756 in excess term life insurance premiums, (ii) $15,654 of salary foregone in exchange for Common Stock of the Company pursuant to the ESEP and (iii) $3,808 in annual Company contributions to a defined contribution plan paid on behalf of Mr. Duarte.

6 Consists of (i) $1,054 in excess term life insurance premiums and (ii) $3,320 in annual Company contributions to a defined contribution plan paid on behalf of Mr. Duarte.

7 Consists of (i) relocation expenses of $5,455 and (ii) a signing bonus of $20,000.

8 Consists of (i) $194 in excess term life insurance premiums, (ii) $17,008 of salary foregone in exchange for Common Stock of the Company pursuant to the ESEP and (iii) $4,126 in annual Company contributions to a defined contribution plan paid on behalf of Mr. Martinez.

9 Consists of (i) $203 in excess term life insurance premiums and (ii) $1,795 in annual Company contributions to a defined contribution plan paid on behalf of Mr. Martinez.

10 Consists of (i) $59,231 of salary foregone in exchange for Common Stock of the Company pursuant to the ESEP and (ii) $3,589 in annual Company contribution to a defined contribution plan paid on behalf of Ms. Sigalas.

11 Consists of (i) $47 in excess term life insurance premiums and (ii) $3,473 in annual Company contributions to a defined contribution plan paid on behalf of Ms. Sigalas.

     The following table sets forth information concerning individual grants of stock options made during the year ended December 31, 2000 to each of the named executive officers:

                       OPTION GRANTS IN LAST FISCAL YEAR

                                       INDIVIDUAL GRANTS
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                    POTENTIAL REALIZABLE VALUE
                              NUMBER OF         PERCENT OF                                          AT ASSUMED ANNUAL RATES OF
                              SHARES OF       TOTAL OPTIONS                                          STOCK PRICE APPRECIATION
                             COMMON STOCK       GRANTED TO                                               FOR OPTION TERM
                              UNDERLYING       EMPLOYEES IN    EXERCISE PRICE                      ----------------------------
          NAME             OPTIONS GRANTED     FISCAL YEAR        PER SHARE      EXPIRATION DATE          5%                10%
-------------------------------------------------------------------------------------------------------------------------------
Hollis L. Harris                        ---             ---                ---               ---            ---             ---
-------------------------------------------------------------------------------------------------------------------------------
Andrew G. Morgan, Jr.                   ---             ---                ---               ---            ---             ---
-------------------------------------------------------------------------------------------------------------------------------
Gilberto M. Duarte, Jr.             100,000             2.6%             $0.69          10/29/08        $32,944         $78,908
-------------------------------------------------------------------------------------------------------------------------------
Randy J. Martinez                    38,000             0.9%             $0.97           3/28/08        $17,599         $42,153
                                     75,000             2.0%             $0.69          10/29/08        $24,708         $59,181
-------------------------------------------------------------------------------------------------------------------------------
Cathy Sigalas                        62,000             1.6%             $0.97           3/28/08        $28,714         $68,775
-------------------------------------------------------------------------------------------------------------------------------

     The values above do not reflect that many of the options are subject to vesting schedules and, accordingly, are not immediately exercisable. Nor do they reflect that, if they are deemed to be affiliates of the Company within the meaning of the federal securities laws and regulations, the named executive officers may be subject to restrictions on their ability to sell or otherwise dispose of any shares acquired upon any exercise of the options. The assumed rates of stock price appreciation above are arbitrary and bear no relationship to the historic value of the Company's Common Stock since its 1995 initial public offering.

     None of the named executive officers exercised any stock options in the year ended December 31, 2000. The following table sets forth additional information concerning their unexercised options at December 31, 2000:

                         FISCAL YEAR-END OPTION VALUES

------------------------------------------------------------------------------------------------------
                                               NUMBER OF SECURITIES           VALUE OF UNEXERCISED
                                              UNDERLYING UNEXERCISED        IN-THE-MONEY OPTIONS AT
                                            OPTION AT FISCAL YEAR END           FISCAL YEAR END
------------------------------------------------------------------------------------------------------
                  NAME                      EXERCISABLE/UNEXERCISABLE       EXERCISABLE/UNEXERCISABLE
------------------------------------------------------------------------------------------------------
Hollis L. Harris                                  400,000/600,000                            0/0
------------------------------------------------------------------------------------------------------
A. Gilbert Morgan, Jr.                            200,000/300,000                            0/0
------------------------------------------------------------------------------------------------------
Gilberto M. Duarte, Jr.                            40,000/160,000                      0/$31,000
------------------------------------------------------------------------------------------------------
Randy J. Martinez                                  21,800/153,200                   $114/$24,276
------------------------------------------------------------------------------------------------------
Cathy Sigalas                                       32,777/80,150                   $ 186/$1,674
------------------------------------------------------------------------------------------------------

EMPLOYMENT AGREEMENTS

The Company has entered into currently effective employment agreements with each of the named executive officers.

  The agreement with Hollis L. Harris provides that he shall serve as Chairman of the Board of Directors and Chief Executive Officer of the Company until December 31, 2002, subject to a one-year extension, at the election of Mr. Harris, in the event that the Board of Directors fails to give him written notice, on or before June 30, 2001, of its intent not to renew the agreement or to renew on different terms. The Company has agreed to compensate Mr. Harris at a minimum base salary of $350,000 per year plus employee benefits, has agreed to indemnify him against certain losses, and has granted him options to purchase up to 1,000,000 shares of its Common Stock. Mr. Harris has agreed to purchase $100,000 worth of Company Common Stock or debentures, which he is doing through a voluntary reduction of his base salary and participation in the Company's Employee Salary Exchange Program and restricted stock plan.

  The agreement with A. Gilbert Morgan, Jr. provides that he shall serve as President and Chief Operating Officer of the Company until May 31, 2002, subject to a one-year extension, at the election of Mr. Morgan, in the event that the Company fails to give him written notice, on or before November 30, 2001, of the Company's intent not to renew the agreement or to renew on different terms. The Company has agreed to compensate Mr. Morgan at a minimum base salary of $225,000 per year plus employee benefits and to reimburse him for moving expenses to a maximum of $30,000, has agreed to indemnify him against certain losses, and has granted him options to purchase up to 500,000 shares of its Common Stock. Mr. Morgan is participating in the Company's Employee Salary Exchange Program.

  The agreement with Gilberto M. Duarte, Jr. provides that he shall serve as Chief Financial Officer of the Company until December 1, 2001, subject to a one-year extension, at the election of Mr. Duarte, in the event that the Company fails to give him written notice, on or before June 1, 2001, of the Company's intent not to renew the agreement or to renew on different terms. The Company has agreed to compensate Mr. Duarte at a minimum base salary of $185,000 per year plus employee benefits, has agreed to indemnify him against certain losses, and has granted him options to purchase up to 200,000 shares of its Common Stock. Under the agreement, Mr. Duarte is eligible to receive annual bonuses under the Company's 1998 management incentive compensation plan (the "Management Incentive Plan"). Mr. Duarte is participating in the Company's Employee Salary Exchange Program.

  The agreement with Randy J. Martinez provides that he shall serve as Chief Information Officer of the Company until September 30, 2002, subject to a one-year extension, at the election of Mr. Martinez, in the event that the Company fails to give him written notice, on or before February 28, 2002, of the Company's intent not to renew the agreement or to renew on different terms. The Company has agreed to compensate Mr. Martinez at a minimum base salary of $175,000 per year plus employee benefits, has agreed to indemnify him against certain losses, and has granted him options to purchase up to 175,000 shares of its Common Stock. Mr. Martinez is participating in the Company's Employee Salary Exchange Program.

  The agreement with Cathy Sigalas provides that she shall serve as General Counsel and Corporate Secretary of the Company until September 30, 2002, subject to a one-year extension, at the election of Ms. Sigalas, in the event that the Company fails to give her written notice, on or before February 28, 2002, of the Company's intent not to renew the agreement or to renew on different terms. The Company has agreed to compensate Ms. Sigalas at a minimum base salary of $175,000 per year plus employee benefits, has agreed to indemnify her against certain losses, and has granted her options to purchase up to 112,927 shares of its Common Stock. Ms. Sigalas is participating in the Company's Employee Salary Exchange Program.

  Each agreement is terminable by the Company with or without cause and by the named executive officer upon the occurrence of certain events, including a change in control of the Company, a change in the named executive officer's responsibilities and relocation of the Company's headquarters outside the Washington, DC metropolitan area. Upon any such termination other than for cause, the named executive officer would be entitled to receive 18 months base salary, and all unvested options previously granted would become immediately exercisable.

AUDIT COMMITTEE REPORT AND CHARTER

     The Audit Committee of the Board is responsible for providing independent, objective oversight of the Company's accounting functions and internal controls. The Audit Committee is composed of three directors, each of whom is independent as defined by the National Association of Securities Dealers' listing standards. The Audit Committee operates under a written charter approved by the Board of Directors. A copy of the charter is attached to this Proxy Statement as Appendix A.

  Management is responsible for the Company's internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

  In connection with these responsibilities, the Audit Committee met with management and the independent accountants to review and discuss the December 31, 2000 financial statements. The Audit Committee also discussed with the independent accountants the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee also received written disclosures from the independent accountants required by Independence Standards Board Standard No. 1(Independence Discussions with Audit Committee), and the Audit Committee discussed with the independent accountants that firm's independence.

  Based upon the Audit Committee's discussions with management and the independent accountants, and the Audit Committee's review of the representations of management and the independent accountants, the Audit Committee recommended that the Board of Directors include the audited financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2000, filed with the Securities and Exchange Commission.

  The foregoing report is provided by the Audit Committee of the Board of Directors, consisting of A. Scott Andrews, Joel H. Cowan and Lim Kheng Yew, non-employee Directors of the Company.

Audit Fees

  The aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements for the most recent fiscal year and the review of the financial statements included in the registrant's Forms 10-Q for fiscal year 2000 were $243,200.

ALL OTHER FEES

  The aggregate fees billed for services rendered by KPMG LLP, other than the services related to the audit of the Company's financial statements, were $278,000.

COMPENSATION COMMITTEE REPORT

     There are three main compensation components for executive officers of the
Company: (1) base salary; (2) bonuses paid under the Company's Management Incentive Plan and (3) incentive or non-qualified stock options granted under the Company's 1995 stock option plan (the "1995 Option Plan") or 1999 Chief Executive Stock Option Plan.

     Base salaries of executive officers are initially set, and from time to time adjusted, to be competitive with those being paid by other area and industry companies to attract executives with comparable responsibilities and experience. The Compensation Committee of the Board of Directors normally recommends, and the Board determines, the base salary of each executive officer of the Company.

     Under the Management Incentive Plan, executive officers who are not covered by collective bargaining agreements are eligible to receive annual cash bonuses of 30%-40% of their base salaries, subject to adjustment. Any bonus payable to the Chief Executive Officer is based solely on whether the Company meets or exceeds certain budgeted net income targets. Any bonus payable to other executive officers is based on a weighting of Company, department, and individual quantitative performance, subject to adjustment. The Company is preparing a new plan for Board approval by year end 2001.

     Under the 1995 Option Plan, executive officers are eligible to receive grants of incentive or non-qualified stock options exercisable over not more than ten years at the fair market value of the Company's Common Stock on the date of grant. The 1995 Option Plan is administered by the Compensation Committee, which is authorized to determine the vesting schedule for each grant.

     The foregoing report is provided by the Compensation Committee of the Board of Directors, consisting of A. Scott Andrews, General Ronald R. Fogleman and Peter M. Sontag, non-employee Directors of the Company.

                             STOCKHOLDER PROPOSALS

     Stockholder proposals intended to be presented at the 2002 Annual Meeting of Stockholders must be received by the Company's Secretary no later than December 1, 2001, to be included in the Company's 2002 proxy materials.

     Proposals intended for inclusion in next year's proxy statement should be sent to Cathy Sigalas, General Counsel and Secretary, World Airways, Inc., HLH Building, 101 World Drive, Peachtree City, Georgia 30269.


                                 ANNUAL REPORT

     A copy of the Company's Annual Report to Stockholders is being provided herewith to each stockholder entitled to vote at the 2001 Annual Meeting of Stockholders. It includes the Company's most recent Form 10-K Annual Report as filed with the Securities and Exchange Commission. A copy of the Company's Form 10-K Annual Report is available at no charge to all stockholders. For a copy write to Gilberto M. Duarte, Chief Financial Officer, World Airways, Inc., HLH Building, 101 World Drive, Peachtree City, Georgia 30269.


                               OTHER INFORMATION

     This solicitation of proxies is being made by the Board of Directors of the Company. In addition to solicitation by mail, proxies may also be solicited by Directors, officers, and employees of the Company, who will not receive additional compensation for such solicitation. Brokerage firms and other custodians, nominees, and fiduciaries will be reimbursed by the Company for their reasonable expenses incurred in sending proxy materials to beneficial owners of the Common Stock. The address of World Airways' principal executive offices before May 1, 2001, is The Hallmark Building, 13873 Park Center Road, Suite 490, Herndon, Virginia 20171, and its telephone number is (703) 834-9200. As of May 1, 2001, World Airways' principal executive offices will be located at HLH Building, 101 World Drive, Peachtree City, Georgia 30269. The above notice and proxy statement are sent by order of the Board of Directors.


Dated: March 28, 2001

                         By Order of the Board of Directors,



                         CATHY SIGALAS
                         Secretary

                                   APPENDIX A

                              WORLD AIRWAYS, INC.
            CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

I.  Audit Committee Purpose and Authority

     The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

     . Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

     . Monitor the independence and performance of the Company's independent auditors.

     . Provide an avenue of communication among the independent auditors, management, and the Board of Directors.

     .  Review areas of potential significant financial risk to the Company.

     The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II.  Audit Committee Composition and Meetings

     Audit Committee members shall meet the requirements of Nasdaq or whatever alternative national stock exchange the Company's equity and debt securities are listed on for trading. The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent nonexecutive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

     Audit Committee members shall be appointed by the Board on recommendation of the Nominating Committee. If an audit committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

     The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee, or at least its Chair, should communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors limited review procedures.

     Executive Sessions shall be held with the independent auditors at every meeting, thereby providing a regular forum for candid discussion and reducing the pressure to request such a meeting. The Committee may ask members of management or others to attend Executive Sessions and provide pertinent information as necessary.

III.  Audit Committee Responsibilities and Duties

  REVIEW RESPONSIBILITIES - THE AUDIT COMMITTEE SHALL BE RESPONSIBLE TO:

1. Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

2. Review the Company's annual audited financial statements prior to filing or distribution. This review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments.

3. In consultation with Company management and the independent auditors, (a) consider the integrity of the Company's financial reporting processes and controls, (b) discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures, and (c) review significant findings prepared by the independent auditors together with management's responses.

4. Review with financial management and the independent auditors the Company's quarterly financial results prior to the release of earnings and/or the Company's quarterly financial statements prior to filing or distribution and discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61 (see item 9). The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

INDEPENDENT AUDITORS - THE INDEPENDENT AUDITORS ARE ULTIMATELY ACCOUNTABLE TO THE AUDIT COMMITTEE AND THE BOARD OF DIRECTORS. THE AUDIT COMMITTEE SHALL:

5. Review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

6. Approve the fees and other significant compensation to be paid to the independent auditors. The Committee shall also review and approve requests for significant management consulting engagements to be performed by the independent auditors' firm and be advised of any other significant study undertaken at the request of management that is beyond the scope of the audit engagement letter.

7. On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.

8. Review the independent auditors audit plan - discuss scope, staffing, locations, reliance upon management and general audit approach.

9. Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Such discussions should include changes to the audit plan and restrictions on the scope of the auditors' activities, if any. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61:

    . The auditor's responsibility under Generally Accepted Auditing Standards. . Significant accounting policies.
    .  Management judgements and accounting estimates.
    .  Significant audit adjustments.
    .  Other information in documents containing audited financial statements.
    . Disagreements with management - including accounting principles, scope of audit and disclosures.
    .  Consultation with other accountants by management.
    .  Major issues discussed with management prior to retention.
    .  Difficulties encountered in performing the audit.

10. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

LEGAL COMPLIANCE

11. On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

OTHER AUDIT COMMITTEE RESPONSIBILITIES

12. Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

13. Perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

14. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

15. Periodically perform self-assessment of audit committee performance.

16. Review financial and accounting personnel succession planning within the company.

17. Annually review policies and procedures as well as audit results associated with directors' and officers expense accounts and perquisites. Annually review a summary of director and officers' related party transactions and potential conflicts of interest.

AUDIT COMMITTEE MEETING AGENDA

     Following is an initial agenda of topics to be covered in each audit committee meeting. This assumes a schedule of four committee meetings in connection with quarterly 10-Q filings and the year-end 10-K filing.

                                                                                     Scheduled Meetings
                                                                     -----------------------------------------------------
                                                                           May         August      November       March
                                                                     -----------------------------------------------------
I. AUDIT COMMITTEE PURPOSE
                                                                     -----------------------------------------------------
Conduct special investigations                                              *            *             *            *
                                                                     -----------------------------------------------------
II. AUDIT COMMITTEE COMPOSITION AND MEETINGS
                                                                     -----------------------------------------------------
Assess independence and financial literacy of audit committee                                          X
                                                                     -----------------------------------------------------
Establish number of meetings                                                             X
                                                                     -----------------------------------------------------
Audit Committee Chair to establish meeting agenda                           X            X             X            X
                                                                     -----------------------------------------------------
Enhance financial literacy - update on current financial events             X            X             X            X
                                                                     -----------------------------------------------------
Executive session with auditors, , management, committee                    X            X             X            X
                                                                     -----------------------------------------------------
III. AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES
                                                                     -----------------------------------------------------
1. Review charter, publish in proxy                                         X
                                                                     -----------------------------------------------------
2. Review annual financial statements - discuss with mgmt, auditors                                                 X
                                                                     -----------------------------------------------------
3. Consider internal controls and financial risks                           X                          X
                                                                     -----------------------------------------------------
4. Review quarterly results and findings                                    X            X             X            X
                                                                     -----------------------------------------------------
5. Recommend appointment of auditors                                                                                X
                                                                     -----------------------------------------------------
6. Approve audit fees                                                                                  X
                                                                     -----------------------------------------------------
7. Discuss auditor independence                                             X
                                                                     -----------------------------------------------------
8. Review auditor plan                                                                                 X
                                                                     -----------------------------------------------------
9. Discuss year-end results, SAS 61 report                                                                          X
                                                                     -----------------------------------------------------
10. Discuss quality of accounting principles                                *            *             *            X
                                                                     -----------------------------------------------------
11. Review legal matters with counsel                                                    *                          X
                                                                     -----------------------------------------------------
12. Prepare report to shareholders                                                                                  X
                                                                     -----------------------------------------------------
13. Perform other activities as appropriate                                 *            *             *            *
                                                                     -----------------------------------------------------
14. Maintain minutes and report to Board                                    X            X             X            X
                                                                     -----------------------------------------------------
15. Perform self-assessment of audit committee performance                                             X
                                                                     -----------------------------------------------------
16. Review financial personnel succession planning                                                     X
                                                                     -----------------------------------------------------
17. Review director and officer expenses and related party                  X
    transactions
                                                                     -----------------------------------------------------

X = Recommended Timing  * = As Needed

                              WorldAirways, Inc.
                CONFIDENTIAL VOTING INSTRUCTIONS OF 401(k) PLAN
                        PARTICIPANTS AND BENEFICIARIES
             FOR THE ANNUAL MEETING OF STOCKHOLDERS ON MAY 1, 2001

The undersigned hereby instructs A. Scott Andrews, General Ronald R. Fogleman and Peter M. Sontag, Trustees (the "Trustees") of the World Airways Employees 401(k) Savings Plan (the "Plan"), to vote all shares of Common Stock, par value $.001 per share, of World Airways, Inc. (the "Company") allocated to the account of the undersigned as a participant in or beneficiary under the Plan, in accordance with these instructions, at the Annual Meeting of Stockholders of the Company to be held at the Wyndham Peachtree Conference Center located at 2443 Highway 54 West, Peachtree City, Georgia 30269 on May 1, 2001 at 9:00 A.M., and at any adjournments or postponements thereof.

1. Election of Directors
        Nominees:  A. Scott Andrews, Joel H. Cowan and Dato' Wan Malek Ibrahim

             [ ] FOR all nominees      [ ] WITHHELD from all nominees
             [ ] FOR ALL NOMINEES EXCEPT ANY WHOSE NAME IS CROSSED OUT ABOVE

2. Proposal to ratify the selection of KPMG LLP as the independent public accountants for the Company for the fiscal year ending December 31, 2001

         [ ] FOR                [ ] AGAINST             [ ] ABSTAIN

                 (Continued and to be signed on reverse side)

THE SHARES REPRESENTED BY THIS CARD WILL BE VOTED AS INSTRUCTED BY THE PLAN PARTICIPANT OR BENEFICIARY. IF NO INSTRUCTION IS GIVEN, SUCH SHARES WILL BE VOTED AS THE TRUSTEES DEEM PROPER IN THEIR BEST JUDGMENT.


                                   Dated _________________________, 2001

                                   _____________________________________
                                                Signature

                                   _____________________________________
                                                 Signature

                                   Mark here for address change and note
                                   at left  [ ]

                                   PLEASE MARK, DATE, SIGN, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                   Please sign exactly as name appears hereon.

                              World Airways, Inc.
          This Proxy is solicited on behalf of the Board of Directors Proxy for 2001 Annual Meeting of Stockholders on May 1, 2001

The undersigned hereby appoints HOLLIS L. HARRIS and CATHY SIGALAS, and each of them, the proxy or proxies of the undersigned, with full power of substitution, to vote all shares of Common Stock, par value $.001 per share, of World Airways, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Wyndham Peachtree Conference Center located at 2443 Highway 54 West, Peachtree City, Georgia 30269 on May 1, 2001, at 9:00 A.M., and at any adjournments or postponements thereof, with the same force and effect as the undersigned might or could do if personally present thereat.

1. Election of Directors
       Nominees:  A. Scott Andrews, Joel H. Cowan and Dato' Wan Malek Ibrahim

             [ ] FOR all nominees     [ ] WITHHELD from all nominees
             [ ] FOR ALL NOMINEES EXCEPT ANY WHOSE NAME IS CROSSED OUT ABOVE

2. Proposal to ratify the selection of KPMG LLP as the independent public accountants for the Company for the fiscal year ending December 31, 2001

         [ ] FOR                [ ] AGAINST                [ ] ABSTAIN

                  (Continued and to be signed on reverse side)

 THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER. IF A PROPERLY EXECUTED PROXY GIVES NO DIRECTION, SUCH SHARES WILL BE VOTED "FOR" THE ELECTION OF ALL DIRECTOR NOMINEES ON MATTER 1, "FOR" THE PROPOSAL ON MATTER 2, AND IN THE DISCRETION OF THE PROXY HOLDERS ON ALL OTHER MATTERS TO PROPERLY COME BEFORE THE MEETING.

                                   Dated ____________________________, 2001

                                   ________________________________________
                                                  Signature

                                   ________________________________________
                                                  Signature

                                   Mark here for address change and note at left [ ]

                                   PLEASE MARK, DATE, SIGN, AND RETURN THE
                                   PROXY CARD PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

                                   Please sign exactly as name appears hereon.
                                   When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized person. If a partnership, please sign in full partnership name by authorized person.